UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934, as amended

Date of Report:  October 26, 2006

Date of earliest event reported:  June 8, 2005

THE PEP BOYS—MANNY, MOE & JACK

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-3381	23-0962915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 W. Allegheny Ave.
Philadelphia, PA	19132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone, including area code:  215-430-9000

(not applicable)

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-  4(c))

Item 8.01.         Other Events.

On June 8, 2005, the then Chief Executive Officer of The Pep Boys — Manny, Moe & Jack (the “Company”) submitted, to the New York Stock Exchange (NYSE), his 2005 Section 303A Annual CEO Certification certifying that he was not aware of any violations by the Company of the NYSE corporate governance listing standards.

In order to comply with Section 303A.12(a) of the NYSE Listed Company Manual and allow (i) the Company to submit to the NYSE its 2006 Domestic Company Section 303A Annual Written Affirmation and (ii) the Company’s current Interim Chief Executive Officer to submit to the NYSE his 2006 Section 303A Annual CEO Certification, each without qualification, the Company has included the foregoing disclosure in this Form 8-K since the Company inadvertently failed to include such disclosure in its 2006 Annual Report to Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ THE PEP BOYS—MANNY, MOE & JACK

Date: October 26, 2006